-------------------------------------------------------------------------------

                                  Reich & Tang
                                EQUITY FUND, INC.









                                  Annual Report
                                December 31, 1995




-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Reich & Tang                                 600 Fifth Avenue, New York,10020
Equity Fund, Inc.                            (212) 830-5200

===============================================================================

January 17, 1996

Dear Shareholder,

1995 was an exceptional year for U.S. equity markets indeed. We are pleased to report that the Reich & Tang Equity Fund achieved a total return of 28.2% for the year. This strong performance was driven by excellent gains in most of the portfolio holdings. Some of the best gains were recorded by the largest positions in the portfolio which, in most cases, involved companies that had been owned for a year or longer. Portfolio turnover remained low. The Fund's net asset value on December 31, 1995 was $17.73 per share after accounting for a quarterly distribution of $1.81 per share, comprised of $0.05 in current dividends, $0.12 in short term capital gains, and $1.64 in long term capital gains. At year end, 96% of the portfolio was invested in equities, with the top ten holdings accounting for 39% of total assets.

Most of the strongest stocks benefited from positive earnings surprises and increases in their price/earnings multiples relative to the market index. Only two stocks in the portfolio declined more than 5% last year, while 26 holdings advanced 20% or more. The top ten best gainers were: PennCorp Financial Group (+79%), AMSCO International (+61%), Pioneer Hi-Bred International (+60%), Equifax (+60%), Sundstrand (+57%), Becton, Dickinson (+50%), UNUM Corp. (+46%), Universal Foods (+44%), Harsco (+43%), and Pitney Bowes (+43%). While performance last year lagged the S&P 500 for the first time in the past four years, this outcome was not surprising since the index experienced its best advance in thirty seven years and market leadership grew much narrower as the year progressed. The technology and interest sensitive sectors, in particular, made enormous gains and were important factors in driving the index to successive peaks. Still, by adhering to the disciplines of our "value" investment philosophy and emphasizing small and medium sized companies, we were able to achieve solid returns while maintaining a relatively low risk profile.

1995's performance was driven by several important strategies. First, in keeping with our policy of doing our own "bottom up" research, we were able to develop the understanding and conviction in our companies which is fundamental to a policy of concentrating the most assets in our best ideas. The top ten holdings generally accounted for about 35% - 40% of assets, and, on balance, these positions added significant incremental value during the year. Second, last year we saw inflationary pressures remaining low and triggering further declines in interest rates. This resulted in earnings multiples expanding. Therefore, we adjusted our price targets upward on our companies in order to reflect the improvement in absolute valuation levels. Since the market was clearly rewarding success, but punishing disappointment deeply, this allowed us to maintain our holdings in companies reporting positive earnings surprises where their relative valuation had flattened or fallen due to the run up in market prices. Third, whereas some highly leveraged, marginal companies achieved outsized stock market gains during most of the year as interest rates declined, we continued to emphasize only companies with solid financial positions, strong business franchises, good management and identifiable catalysts for positive change. We believe that this strategy will pay off as the economy slows and management finds it more and more difficult to offset volume shortfalls with asset write-offs or expense reductions. Restructuring and cost cutting domestically have become so widespread that operating margins are now very high. Since most major cost reductions have already been taken, volume shortfalls will quickly show up at the bottom line. Finally, we have been gradually reducing positions in stocks that are approaching the end of their investment cycle and re-investing the proceeds in companies whose stocks represent compelling value, where we can earn the "discovery premium". We are
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------



===============================================================================
confident that this recycling of the "old" into the "new" is both lowering the portfolio's risk profile and, at the same time, building a sound foundation for future gains.

Wishing you a healthy, happy and prosperous 1996.

Sincerely,


/s/ Robert F. Hoerle


Robert F. Hoerle
President

           Comparison of change in value of $10,000 investment in the Reich & Tang Equity Fund and the S&P 500 Index.

The chart below represents the omitted graph.

                         REICH & TANG EQUITY FUND, INC.
                          Performance Comparison Chart
INCEPTION           S&P 500             R&T Equity
01/09/85            10,000.00           10,000.00
12/31/95            13,374.30           13,766.20
12/31/86            15,876.30           15,783.30
12/31/87            16,708.50           16,590.00
12/31/88            19,470.20           20,378.60
12/31/89            25,641.10           24,019.50
12/31/90            24,848.40           22,618.60
12/31/91            32,240.00           27,832.00
12/31/92            34,870.00           32,380.20
12/31/93            38,380.40           36,851.20
12/31/94            38,887.00           37,477.00
12/31/95            53,500.00           48,029.00


                                   Average Annual Return
                              One Year  Five Year      Since
                                                       1/9/1985

Reich & Tang Equity Fund      28.16%    16.25%         15.37%
S & P 500                     37.58%    16.58%         16.51%

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

REICH & TANG EQUITY FUND, INC.
STATEMENT OF NET ASSETS
DECEMBER 31, 1995

===============================================================================


                                                                                                     Value
                                                                               Shares              (Note 1)
                                                                               ------               ------
Common Stocks (95.52%)
-----------------------------------------------------------------------------------------------------------------------------------
Aerospace/Defense (2.86%)
Sundstrand Corporation                                                        45,600         $       3,209,100
                                                                                              ----------------

Agriculture (3.86%)
Pioneer Hi-Bred International, Inc.                                           78,000                 4,338,750
                                                                                              ----------------

Apparel (3.14%)
Land's End, Inc.*                                                             84,900                 1,156,763
Fruit of the Loom, Inc.*                                                      97,300                 2,371,687
                                                                                              ----------------
                                                                                                     3,528,450
                                                                                              ----------------
Banking/Financial Services (1.59%)
Marshall & Ilsley Corporation                                                 68,500                 1,781,000
                                                                                              ----------------

Business Services & Products (.98%)
West Co. Inc.                                                                 47,000                 1,104,500
                                                                                              ----------------

Chemical (Specialty) (6.69%)
Great Lakes Chemical Corporation                                              65,000                 4,680,000
Hercules Incorporated                                                         25,500                 1,437,563
Lubrizol Corporation (The)                                                    50,000                 1,393,750
                                                                                              ----------------
                                                                                                     7,511,313
                                                                                              ----------------
Consumer Products (2.89%)
Avon Products, Inc.                                                           15,000                 1,130,625
Bausch & Lomb Incorporated                                                    21,500                   851,938
Sunbeam Corporation                                                           83,000                 1,265,750
                                                                                               ---------------
                                                                                                     3,248,313
                                                                                               ---------------
Converted Paper Products (3.95%)
Sonoco Products Company                                                      169,000                 4,436,250
                                                                                               ---------------

Electronics (1.50%)
Polaroid Corp.                                                                35,600                 1,686,550
                                                                                               ---------------

Energy (8.52%)
Equitable Resources, Inc.                                                    114,750                 3,585,937
Kerr-McGee Corporation                                                        76,100                 4,832,350
Union Texas Petroleum Holdings, Inc.                                          59,500                 1,152,813
                                                                                                --------------
                                                                                                     9,571,100
                                                                                                --------------

-------------------------------------------------------------------------------
                       See Notes to Financial Statements.

-------------------------------------------------------------------------------

REICH & TANG EQUITY FUND, INC.
STATEMENT OF NET ASSETS (CONTINUED)
DECEMBER 31, 1995

===============================================================================

                                                                                                     Value
                                                                               Shares              (Note 1)
                                                                               ------               ------
Common Stocks (Continued)
-----------------------------------------------------------------------------------------------------------------------------------
Food Processing (2.96%)
Universal Foods Corp.                                                          82,800           $      3,322,350
                                                                                                 ---------------

Industrial Products (19.02%)
Albany International Corp. Class A                                            126,500                  2,292,812
Allied-Signal Inc.                                                             43,500                  2,066,250
Corning Incorporated                                                          155,000                  4,960,000
Dexter Corporation (The)                                                       70,700                  1,670,288
Harsco Corp.                                                                   74,000                  4,301,250
Snap-On Tools Corp.                                                            70,000                  3,167,500
Teleflex Inc.                                                                  42,000                  1,722,000
Varian Associates                                                              24,800                  1,184,200
                                                                                                 ---------------
                                                                                                      21,364,300
                                                                                                 ---------------
Industrial Services (3.63%)
Deluxe Corporation                                                             98,000                  2,842,000
Equifax Inc.                                                                   58,000                  1,239,750
                                                                                                 ---------------
                                                                                                       4,081,750
                                                                                                 ---------------
Insurance (Prop/Casualty)(6.57%)
AMBAC Indemnity Corporation                                                    16,500                    773,438
PennCorp Financial Group                                                       27,500                    807,812
UNUM Corporation                                                               75,500                  4,152,500
Zurich Reinsurance Centre Holdings, Inc.                                       54,300                  1,649,362
                                                                                                 ---------------
                                                                                                       7,383,112
                                                                                                 ---------------
Medical Supplies (8.79%)
AMSCO International, Inc.*                                                    119,400                  1,776,075
Allergan Inc.                                                                 110,000                  3,575,000
Becton, Dickinson & Co.                                                        60,300                  4,522,500
                                                                                                 ---------------
                                                                                                       9,873,575
                                                                                                 ---------------
Newspaper (2.83%)
Lee Enterprises, Inc.                                                         138,000                  3,174,000
                                                                                                 ---------------


Office Equipment & Supplies (3.39%)
Herman Miller, Inc.                                                            29,000                    870,000
Pitney Bowes, Inc.                                                             62,500                  2,937,500
                                                                                                 ---------------
                                                                                                       3,807,500
                                                                                                 ---------------
Protective Services (2.97%)
Rollins Inc.                                                                  151,000                  3,340,875
                                                                                                 ---------------

-------------------------------------------------------------------------------
                       See Notes to Financial Statements.

-------------------------------------------------------------------------------

                                                                                                     Value
                                                                                Shares             (Note 1)
                                                                                ------              ------

Common Stocks (Continued)
-----------------------------------------------------------------------------------------------------------------------------------
Retail Store (5.37%)
The Limited, Inc.                                                              183,500           $     3,188,312
Woolworth Corporation                                                           90,000                 1,170,000
Food Lion, Inc. Class A                                                        292,000                 1,669,890
                                                                                                  --------------
                                                                                                       6,028,202
                                                                                                  --------------
Toy/School Supplies (4.01%)
Hasbro, Inc.                                                                   145,400                 4,507,400
                                                                                                  --------------
Total Common Stocks (Cost $77,868,153)                                                               107,298,390
                                                                                                  --------------


                                                                                 Face
                                                                                Amount

Short-Term Investments (4.11%)
-----------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements (4.11%)
 Morgan (J.P.) Securities Inc., 5.80%, due 01/02/96
 (Collateralized by $4,305,000
 U.S. Treasury Notes, 9.00%, due 05/15/98)                                  $4,612,000                 4,612,000
                                                                                                 ---------------
Total Short-Term Investments (Cost $4,612,000)                                                         4,612,000
                                                                                                 ---------------
Total Investments (99.63%) (Cost $82,480,153+)                                                       111,910,390
Cash and Other Assets, Net of Liabilities (.37%)                                                         422,271
                                                                                                 ---------------
Net Assets (100.00%) 6,335,760 shares outstanding                                                $   112,332,661
                                                                                                 ===============
Net asset value, offering and redemption price per share                                         $         17.73
                                                                                                 ===============

*    Non-income producing.
+ Aggregate cost for federal income tax purposes is $82,606,586. Aggregate unrealized appreciation and depreciation are, based on cost for Federal income tax purposes, $30,507,706 and $1,203,902 respectively.


-------------------------------------------------------------------------------
                       See Notes to Financial Statements.

-------------------------------------------------------------------------------

REICH & TANG EQUITY FUND, INC.
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1995

===============================================================================

INVESTMENT INCOME

Income:
    Dividends......................................................................        $      2,072,646
    Interest.......................................................................                 411,477
                                                                                            ---------------
          Total income.............................................................               2,484,123
                                                                                            ---------------
Expenses: (Note 2)
    Investment management fee......................................................                 839,005
    Administration fee.............................................................                 209,771
    Distribution expenses..........................................................                   7,610
    Custodian fees.................................................................                  13,941
    Shareholder servicing and related shareholder expenses.........................                  69,764
    Legal, compliance and filing fees..............................................                  24,358
    Audit and accounting...........................................................                  35,002
    Directors' fees and expenses...................................................                  13,770
    Other..........................................................................                   3,895
                                                                                            ---------------
    Total expenses.................................................................               1,217,116
    Expenses paid indirectly.......................................................        (          4,591)
                                                                                            ---------------
    Net expenses...................................................................               1,212,525
                                                                                            ---------------
Net investment income..............................................................               1,271,598
                                                                                            ---------------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments...................................................              10,086,724
Net unrealized appreciation of investments.........................................              14,343,018
                                                                                            ---------------
               Net gain on investments.............................................              24,429,742
                                                                                            ---------------
Increase in net assets from operations.............................................        $     25,701,340
                                                                                            ===============

-------------------------------------------------------------------------------
                       See Notes to Financial Statements.

-------------------------------------------------------------------------------

REICH & TANG EQUITY FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 1995 AND 1994

===============================================================================



                                                                                 1995                   1994
                                                                        -----------------       ------------------
INCREASE (DECREASE) IN NET ASSETS


Operations:
 Net investment income..................................................  $       1,271,598       $       1,263,024

 Net realized gain on investments.......................................         10,086,724              11,723,466

 Change in unrealized appreciation (depreciation) of investments........         14,343,018       (      11,304,004)
                                                                          -----------------        ----------------

Increase in net assets from operations.................................          25,701,340               1,682,486

Distributions from:

 Net investment income..................................................  (       1,271,598)      (       1,263,024)

 Return of capital......................................................           ---            (           1,234)

 Net realized gain on investments.......................................  (      10,086,724)      (      11,723,466)

 In excess of net realized gain.........................................  (             659)      (         107,955)

Capital share transactions (Note 3)....................................           7,351,166       (       3,128,833)
                                                                           ----------------        ----------------

 Total increase (decrease)..............................................         21,693,525       (      14,542,026)

Net Assets:

 Beginning of year................................................               90,639,136             105,181,162
                                                                           ----------------        ----------------
 End of year......................................................        $     112,332,661       $      90,639,136
                                                                           ================        ================


-------------------------------------------------------------------------------
                       See Notes to Financial Statements.

-------------------------------------------------------------------------------

REICH & TANG EQUITY FUND, INC.
NOTES TO FINANCIAL STATEMENTS

===============================================================================
1. Summary of Accounting Policies

Reich & Tang Equity Fund, Inc. is a no-load, diversified, open-end management investment company registered under the Investment Company Act of 1940. The investment objective of the Fund is to seek growth of capital by investing primarily in equity securities which management of the Fund believes to be undervalued. Its financial statements are prepared in accordance with generally accepted accounting principles for investment companies as follows:

     a) Valuation of Securities -

     Securities traded on a national securities exchange or admitted to trading on the National Association of Securities Dealers Inc. Automated Quotations National List are valued at the last reported sales price on the last business day of the fiscal period. Common stocks for which no sale was reported on that date and over-the-counter securities, are valued at the mean between the last reported bid and asked prices. United States Government obligations and other debt instruments having sixty days or less remaining until maturity are stated at amortized cost. Debt instruments having a remaining maturity of more than sixty days will be valued at the highest bid price obtained from a dealer maintaining an active market in that security or on the basis of prices obtained from a pricing service approved as reliable by the Board of Directors. All other investment assets, including restricted and not readily marketable securities, are valued in such manner as the Board of Directors in good faith deems appropriate to reflect their fair market value.

     b) Federal Income Taxes -

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal income tax is required.

     c) Use of Estimates -

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

     d) General -

     Securities transactions are recorded on the trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividends and capital gain distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Distributions which exceed net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net realized gains. It is the Fund's policy to take possession of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities plus accrued interest are sufficient to cover the value of the repurchase agreements.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------




-------------------------------------------------------------------------------
2. Investment Management Fees and Other Transactions with Affiliates

Under the Investment Management Contract, the Fund pays an investment management fee to Reich & Tang Asset Management, L.P. ("The Manager") equal to .80% of the Fund's average daily net assets. The Manager is required to reimburse the Fund for its expenses (exclusive of interest, taxes, brokerage, and extraordinary expenses) to the extent that such expenses, including the management fee, for any fiscal year exceed 2 1/2% of the first $30 million of its average net assets, 2% of the next $70 million of its average net assets and 1 1/2% of its average net assets in excess of $100 million. No such reimbursement was required for the year ended December 31, 1995.

The Manager is a wholly-owned subsidiary of New England Investment Companies, L.P. ("NEIC"). On August 16, 1995, New England Mutual Life Insurance Company ("The New England"), the owner of NEIC's general partner and a majority owner of the limited partnership interest in NEIC, entered into an agreement to merge with Metropolitan Life Insurance Company ("MetLife"), with MetLife to be the survivor of the merger. The merger is subject to several conditions, including the required approval, by shareholders of the Fund of a proposed new investment advisory agreement, intended to take effect at the time of the merger. The new agreement will be substantially similar to the existing agreement.

Pursuant to an Administrative Services Agreement, the Fund pays to the Manager an annual fee of .20% of the Fund's average daily net assets.

Pursuant to a Distribution and Service Plan adopted under Securities and Exchange Commission Rule 12b-1, the Fund may pay certain costs associated with the distribution of the Fund's shares subject to a limit of 0.05% of the Fund's average net assets.

Brokerage commissions paid during the year to Reich & Tang Distributors L.P. amounted to $22,919.

Fees are paid to Directors who are unaffiliated with the Manager on the basis of $2,000 per annum plus $500 per meeting attended.

Included in the statement of operations under the captions "Custodian fees" and "Shareholder servicing and related shareholder expenses" are expense offsets of $4,591.

3. Capital Stock

At December 31, 1995 100,000,000 shares of $.001 par value stock were authorized and capital paid in amounted to $83,029,517. Transactions in capital stock were as follows:


                                                            Year Ended                               Year Ended
                                                          December 31, 1995                      December 31, 1994
                                                   -----------------------------         ------------------------------
                                                     Shares            Amount               Shares         Amount
                                                   ----------      -------------         ----------       -------------
Sold........................................        5,901,454        $94,756,038          6,479,849       $114,659,362

Issued on reinvestment of dividends.........          611,044         10,838,908            800,793         12,430,834

Redeemed....................................       (6,067,405)    (   98,243,780)       ( 7,361,171)     ( 130,219,029)
                                                   ----------      -------------         ----------       ------------

Net increase (decrease).....................          445,093       $  7,351,166        (    80,529)     ($  3,128,833)
                                                   ==========      =============         ==========       ============


-------------------------------------------------------------------------------

-------------------------------------------------------------------------------


REICH & TANG EQUITY FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


===============================================================================
4. Investment Transactions

Purchases and sales of investment securities, other than U.S. Government direct and agency obligations and short-term investments, totaled $27,188,720 and $29,821,803, respectively. Accumulated undistributed net realized losses at December 31, 1995 amounted to $127,093.

5. Selected Financial Information

                                                                                 Year Ended December 31,
                                               ---------------------------------------------------------------------------

                                                       1995            1994           1993           1992            1991
                                                       ----            ----           ----           ----            ----
Per Share Operating Performance
(for a share outstanding throughout the year)

Net asset value, beginning of year.             $     15.39    $     17.61     $    16.92     $     15.64    $     13.05
                                                 ----------     ----------      ---------      ----------     ----------

Income from investment operations:
Net investment income..............                    0.22           0.24           0.21            0.23           0.36

Net realized and unrealized
   gains (losses) on investments...                    4.10           0.05           2.12            2.31           2.63
                                                 ----------     ----------      ---------      ----------     ----------
Total from investment operations...                    4.32           0.29           2.33            2.54           2.99
                                                 ----------     ----------      ---------      ----------     ----------
Less distributions:
Dividends from net investment income            (      0.22)   (      0.24)    (     0.21)    (      0.23)   (      0.37)
Distributions from net realized gains           (      1.76)   (      2.27)    (     1.43)    (      1.03)   (      0.03)
                                                 ----------     ----------      ---------      ----------     ----------
Total distributions................             (      1.98)   (      2.51)    (     1.64)    (      1.26)   (      0.40)
                                                 ----------     ----------      ---------      ----------     ----------
Net asset value, end of year.......             $     17.73    $     15.39     $    17.61     $     16.92    $     15.64
                                                 ==========     ==========      =========      ==========     ==========

Total Return.......................                   28.2%           1.7%          13.8%           16.3%          23.1%

Ratios/Supplemental Data

Net assets, end of year (000)......             $  112,333     $   90,639      $  105,181     $   92,702     $   83,151

Ratios to average net assets:
   Expenses........................                    1.15%          1.17%          1.15%           1.15%          1.14%
   Net investment income...........                    1.21%          1.35%          1.15%           1.35%          2.33%
Portfolio turnover rate............                   27.69%         25.80%         26.69%          27.37%         43.41%

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------


REICH & TANG EQUITY FUND, INC.
INDEPENDENT AUDITOR'S REPORT


===============================================================================


The Board of Directors and Shareholders
Reich & Tang Equity Fund, Inc.


We have audited the accompanying statement of net assets of Reich & Tang Equity Fund, Inc. as of December 31, 1995 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the selected financial information for each of the five years in the period then ended. These financial statements and selected financial information are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and selected financial information based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and selected financial information are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and selected financial information referred to above present fairly, in all material respects, the financial position of Reich & Tang Equity Fund, Inc. as of December 31, 1995, the results of its operations, the changes in its net assets and the selected financial information for the periods indicated, in conformity with generally accepted accounting principles.



McGladrey & Pullen, LLP




New York, New York
January 26, 1996


-------------------------------------------------------------------------------

-------------------------------------------------------------------------------





-------------------------------------------------------------------------------

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's objectives and policies, experience of its management, marketability of shares, and other information.
-------------------------------------------------------------------------------

Reich  &  Tang  Equity Fund, Inc.
     600 Fifth Avenue
     New York, New York 10020


Manager

     Reich & Tang Asset Management L.P.
     600 Fifth Avenue
     New York, New York 10020


Custodian, Transfer Agent &
     Dividend Disbursing Agent

     Investors Fiduciary Trust Company
     127 West 10th Street
     Kansas City, Missouri 64105


-------------------------------------------------------------------------------